HTAP ISSUER TRUST 2026-1

Exhibit 99.1

Executive Summary

HTAP 2026-1

Overview

Maxwell Diligence Solutions, LLC (“MaxDiligence”), a third-party due diligence provider, performed the review described below on behalf of its client, (“CF HT Assets II LLC”). In connection with the securitization identified as (“HTAP 2026-1”) (the “Securitization”), the due diligence review included a total of 500 originated Home Equity Investments (HEI) in the final population. The Review was conducted in August 2026 to September 2026 on HEIs originated between October 2025 and July 2026.

(2) Sample size of the assets reviewed.

The due diligence review consisted of a 18.3% random sample of 500 HEIs reviewed out of the initial population of 2,733 HEIs. The final sampled population was 500 HEIs with an aggregate HEI Investment Amount of $48,817,717.00.

(3) Determination of the sample size and computation.

The sample population size was determined by MaxDiligence’s client and MaxDiligence then selected a random sample of HEIs for review. The Review was conducted with the sample size criteria consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the ABS Due Diligence-15E. MaxDiligence does not know the size of the overall securitization population and other third-party review (“TPR”) firms may have reviewed HEIs within the overall securitization population.

Scope of Review

Data Integrity Review

MaxDiligence compared data fields on the bid tape provided by the Client to the data found in the actual HEI file as captured by MaxDiligence. This comparison, when data was available, included the following data fields:

Field Label
Beginning Home Value	Investment Amount	Property State
Borrower Age at Application	Investment Date	Property Type
CLTV	Investment Fee	Property Zip Code
Entry Lien Position	LTV	Qualifying FICO
Expiration date	Occupancy Type	Total Other Liens
Hometap Down Share	Property Address	Up Share Ratio
Hometap Up Share	Property City	Down Share Ratio

Credit Review

MaxDiligence performed an Underwriting Guideline and Underwriting Document Review to verify compliance with guidelines in effect at the time of HEI origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any HEIs outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Underwriting Guideline Review attempted to confirm the following:

a)	Investment Size <= Maximum Investment Amount
b)	Investment Size >= Minimum Investment Amount
c)	Hometap Up Share
d)	Hometap Down Share
e)	Term Length
f)	Property Criteria
g)	Property Condition Review (PCR) (if applicable)
h)	Documentation Supportive of Beginning Home Value Present
i)	Property Condition
j)	Total Debt on Home
k)	CLTV
l)	Credit Score (if applicable)
m)	Lien Position
n)	Foreclosures
o)	Bankruptcies
p)	Identity
q)	Home Insurance Policy
r)	Judgements

The Underwriting Document Review attempted to confirm the following:

1.	Credit Documents

Maxwell reviewed the HEI file to confirm that the documents below, to the extent applicable to the HEI, are included in the HEI file and complete:

a)	Application
b)	Underwriting summary
c)	Lender Approval (evidence may reside in File Worksheet, email or system notes)
d)	Credit report, if applicable

e)	Home Insurance Policy
f)	Title Report
g)	Property Valuation present with property valuation tools provided in the file

Property Review

MaxDiligence reviewed the valuation products provided to ensure the valuation meets the Client guidelines, and performed a Property Review, which included the following:

1.	Each Underwriting Document Review includes an “Appraisal or AVM Review,” which means that Service Provider will perform a review of the property appraisal or AVM provided by Client in connection with the HEIs to do the following:
a)	Determine whether the Beginning Home Value is supported at or within a negative 10% variance based on a third-party valuation product that is in the originators HEI file package or ordered by the Service Provider (AVM, CDA, BPO, Field Review or Second Appraisal). If the third-party valuation product notes a variance greater than a negative 10% or an inconclusive value, an additional valuation product should be ordered.
b)	Determine whether the property meets Client-supplied eligibility requirements.
c)	Confirm the appraisal is made on an “As Is” basis if required under the applicable Underwriting Guidelines.
d)	Review appraisal data for consistency with the HEI file documentation
e)	Validate that zoning is acceptable per Guidelines
f)	Confirm that the process to arrive at a Beginning Home Value was followed in a manner consistent with the Underwriting Guidelines.

Compliance Review

MaxDiligence performed a limited review which consisted primarily of the Closing Documents. The review did not include regulatory compliance review of disclosures or points and fees tests for Federal, State, and local regulatory requirements as they are not applicable.

1.	Maxwell reviewed the contract files to verify whether all contract approval conditions, origination requirements and disclosures required by the underwriter were satisfied and the information contained in the closing documents, including the application, senior mortgage statements (if applicable), credit report (if applicable) and settlement statement (referred to as the “Investment Disclosure” in the HEI file), is consistent with the underwriting decision and final terms of such HEI. For avoidance of doubt, the following files will be reviewed to confirm their existence and consistency with the data tape provided:

a)	Application
b)	Senior Mortgage Statements
c)	Credit Report (if applicable)
d)	Identification
e)	Option Purchase Agreement
f)	Trust Documents (as applicable)
g)	Proof of Rental Income (as applicable)

Summary of Results

OVERALL RESULTS SUMMARY

After giving consideration to the grading criteria of the relevant NRSROs, 100% of the HEIs received a grade “B” or higher with 97.6% of the pool receiving an Overall “A” grade.

Final HEI Grades

Overall HEI Results

Overall	HEI Count	Percent of HEI’s
A	488	97.6%
B	12	2.4%
C	0	0.0%
D	0	0.0%
Total	500	100.0%

Final Credit Grade Summary
Credit	HEI Count	Percent of HEI’s
A	499	99.8%
B	1	0.2%
C	0	0.0%
D	0	0.0%
Total	500	100.0%

Final Property Grade Summary
Property	HEI Count	Percent of HEI’s
A	489	97.8%
B	11	2.2%
C	0	0.0%
D	0	0.0%
Total	500	100.0%

Final Compliance Grade Summary
Compliance	HEI Count	Percent of HEI’s
A	500	100.0%
B	0	0.0%
C	0	0.0%
D	0	0.0%
Total	500	100.0%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One HEI may have carried more than one exception. In such cases, the exception with the lowest grade would drive the grade for that particular area of the review. The overall grade is the lowest grade for any one particular review scope (ex. an HEI with a Credit Grade of “A”, a Compliance Grade of “B”, and a Property Grade of “A” would receive an overall HEI Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Count
Compliance	A	No Compliance Tests performed HEI/HEA review	500
		Total Compliance Grade (A) Exceptions	500
Credit	A	Credit Documentation - Lien Documentation	2
		Credit Documentation - Mortgage History	2
		Credit Documentation - Payment History Missing	1
		Hazard Insurance Coverage Amount is less than Required Coverage Amount	8
		Hazard Insurance Policy is Partial	4
		Missing Application	1
		Missing Loan Term Sheet	1
		Missing Property Tax Cert	2
		Missing Tax Cert	1
		No Credit Findings	479
		Program Parameters - Guidelines Conformity	1
		Title Document Missing	1
		Total Credit Grade (A) Exceptions	503
Credit	B	Credit Profile - Inquiries	1
		Total Credit Grade (B) Exceptions	1
		Value - Field Review Supports Value within 10%	1
		Value - Value is supported within -10% of original appraisal amount	488
		Total Property Grade (A) Exceptions	489
Property	B	Value - AVM/BPO/Desk Review did not support Value within -10%	11
		Total Property Grade (B) Exceptions	11

TAPE INTEGRITY REVIEW RESULTS SUMMARY

MaxDiligence compared data fields on the bid tape provided by the Client to the data found in the actual HEI file as captured by MaxDiligence.

Of the 500 HEIs reviewed, 3 unique HEIs (by HEI count) had a total of 5 different tape discrepancies across 21 data fields (some HEIs may have had more than one). A blank or zero value on the data tape when an actual value was captured by MaxDiligence was not treated as a data variance.

Field Label	HEIs With Discrepancy	Total Times Compared	% Variance
CLTV	1	500	0.20%
LTV	1	500	0.20%
Property Type	1	500	0.20%
Total Other Liens	2	500	0.40%

Event Grade Definitions

Final HEI Grade
A	HEI meets Client Guidelines
B	The HEI substantially meets published Client guidelines, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets Client guidelines.
C	The HEI does not meet the Client guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet Client guidelines.
D	HEI is missing documentation to perform a sufficient review.

Credit Event Grades
A	The HEI meets the Client guidelines without any exceptions.
B	The HEI substantially meets the Client guidelines but reasonable compensating factors were considered and documented for exceeding Client guidelines.
C	The HEI does not substantially meet the Client guidelines. There are not sufficient compensating factors that justify exceeding the Client guidelines.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Property Event Grades
A	The value is supported within a negative 10% tolerance of the Beginning Home Value by a third-party valuation product that is in the originators HEI file package or ordered by the Service Provider (AVM, CDA, BPO, Field Review or Second Appraisal).
B	The value is not supported within a negative 10% tolerance of the Beginning Home Value by a third-party valuation product. The valuation methodology substantially meets the Client Guidelines, but reasonable compensating factors were considered and documented for Client Guidelines.
C	The value is not supported within a negative 10% tolerance of the Beginning Home Value. The valuation methodology did not meet the Client Guidelines and there were not sufficient compensating factors for exceeding Client Guidelines.
D	There was not sufficient documentation to perform a review, or the required valuation products were not furnished.

Compliance Event Grades
A	The legal documents accurately reflect the agreed upon HEI terms and are executed by all applicable parties.
B	The legal documents contain minor variances but materially reflect the agreed upon HEI terms and are executed by all applicable parties. Client review required.
C	The material disclosures are absent or the legal documents do not accurately reflect the agreed upon HEI terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.